UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2009

NOBLE INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-13581	38-3139487
State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

840 West Long Lake Road, Suite 601 Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (248) 519-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement

As previously reported, on April 30, 2009 Noble International, Ltd. (the “Company”) and certain of its subsidiaries entered into an Asset Purchase Agreement (the “Purchase Agreement”) with an affiliate of Patriarch Partners LLC, Noble Intentions LLC (“Noble Intentions”), which contemplated the sale of all of the Company’s business relating to its domestic roll form and hot form operations (the “Roll Forming Business”).

Following execution of the Purchase Agreement, certain objections were made regarding the proposed bid procedures order relating to the Roll Forming Business sale process. On May 19, 2009, Noble Intentions terminated the Purchase Agreement, citing, among other things, these objections. No penalty was incurred by the Company as a result of the termination.

The Company continues to engage in discussions with various parties, including Noble Intentions, regarding a transaction or transactions relating to the Roll Forming Business. There can be no assurance that an agreement will be reached or that a transaction will be consummated.

The Company is also in discussions with its debtor-in-possession lenders regarding financing that will allow the Company to continue operation of the Roll Forming Business beyond May 31, 2009, as the Company pursues a sale or other disposition of the Roll Forming Business. There can be no assurance that the Company will secure an extension of this financing.

Certain statements in this report are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements addressing operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results. These forward-looking statements are made on the basis of management’s assumptions and estimations when made and speak only as of the date thereof. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “would,” or “will” or variations of such words and similar expressions may identify such forward-looking statements. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all, of the risks include the economic cost, management distraction and lost business opportunities associated with bankruptcy proceedings; our ability to negotiate additional waivers or other accommodations from our lenders, if necessary; our ability to secure the continuation of favorable payment terms from our customers, if needed; changes in worldwide economic and political conditions, including increased costs, reduced production or other factors; costs related to legal and administrative matters; our ability to realize cost savings expected to offset price concessions; the presence of downturns in customer markets where the Company’s goods and services are sold; financial and business downturns of our customers or vendors; and other factors, uncertainties, challenges, and risks detailed in Noble’s public filings with the Securities and Exchange Commission. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Noble does not intend or undertake any obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INTERNATIONAL, LTD.,
a Delaware corporation

By:	/s/ Andrew J. Tavi
Andrew J. Tavi
Chief Executive Officer

May 26, 2009